SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                                   reported):
                                  July 26, 2004


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


         DELAWARE                    1-4717                    44-0663509
--------------------------    ---------------------    ------------------------
(State or other jurisdiction    (Commission file            (IRS Employer
       of incorporation)                number)          Identification Number)


                427 West 12th Street, Kansas City, Missouri 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)









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Item 5.  Other Events

Kansas City Southern ("KCS" or "Company") announced that Robert J. Druten has been elected to its board of directors effective as of July 26, 2004. See the Press Release attached hereto as Exhibit 99.1 for further information.



Item 7.          Financial Statements and Exhibits

(c) Exhibits

                 Exhibit No.     Document
                 (99)            Additional Exhibits

                 99.1 Press Release issued by Kansas City Southern dated July 26, 2004 entitled, "Robert J. Druten Elected to Kansas City Southern's Board of Directors," is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Kansas City Southern


Date: July 28, 2004            By:           /s/ Ronald G. Russ
                              -------------------------------------------
                                                 Ronald G. Russ
                           Executive Vice President and Chief Financial Officer

EXHIBIT 99.1

     KANSAS CITY SOUTHERN                                          PRESS RELEASE
     Cathedral Square - 427 West 12th Street - P.O. Box 219335
     Kansas City, Missouri 64121-9335                          NYSE SYMBOL: KSU

     Date:        July 26, 2004

     Media Contact:        Doniele Kane, 816-983-1372 or doniele.c.kane@kcsr.com


      Robert J. Druten Elected to Kansas City Southern's Board of Directors

     Kansas City Southern (KCS) (NYSE: KSU) announced that Robert J. Druten has been elected to its board of directors, effective as of today.

     Mr. Druten currently serves as executive vice president and chief financial officer of Hallmark Cards, Inc., the world's largest publisher of greeting cards and related products. He serves on the company's corporate executive council. He is also a member of the board of directors of Crown Media Holdings, Inc. In addition, Mr. Druten is the Chairman of the Board of Trustees of Entertainment Properties Trust and a member of the board of directors of BHA Group, Inc.

     "KCS is pleased that Mr. Druten has agreed to bring his extensive financial expertise to our board of directors," said Michael R. Haverty, KCS chairman, president and chief executive officer. "His diverse background in financial management and accounting will be an asset to KCS."

     "I am honored to have been invited to join the KCS board of directors," said Mr. Druten. "I look forward to working with the other board members and management in the future."

     KCS is a transportation holding company that has railroad investments in the U.S., Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company, which serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the U.S., Canada and Mexico.

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